                        SEMIANNUAL REPORT / JUNE 30 2000

                              AIM BASIC VALUE FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]

                     -------------------------------------

                STILL LIFE (THE CHEST OF DRAWERS) BY PAUL CEZANNE

                  A CONTEMPORARY OF THE IMPRESSIONISTS, CEZANNE

             CHALLENGED THE CONVENTIONAL IDEAS THEIR WORKS EMBODIED

            IN THE 19TH CENTURY. AS A RESULT, HIS ART WAS UNDERVALUED

           AND OFTEN MISUNDERSTOOD IN HIS LIFETIME. HOWEVER, HIS WORKS

           AND IDEAS INFLUENCED THE DEVELOPMENT OF MANY 20TH-CENTURY

         ARTISTS AND MOVEMENTS, SUCH AS CUBISM, AND SOME NOW REGARD HIM

           AS THE FATHER OF MODERN PAINTING. THIS PIECE EXHIBITS THE

               SIMPLICITY AND DELICATE TONAL HARMONY THAT TYPIFY

                                 CEZANNE'S WORK.

                     -------------------------------------

AIM Basic Value Fund seeks long-term growth of capital by investing in companies whose prospects and growth potential are undervalued by investors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Value Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns are attributable to its investments in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Multi-Cap Value Fund Index represents an average of the performance of the 30 largest multi-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (10/18/95)               18.83%
  1 Year                              2.63%*
  *8.59% excluding sales charges

CLASS B SHARES
  Inception (10/18/95)               19.29%
  1 Year                              2.93%*
  *7.93% excluding CDSC

CLASS C SHARES
  Inception (5/3/99)                 11.82%
  1 Year                              6.88%*
  *7.88% excluding CDSC
================================================================================

Past performance cannot guarantee comparable future results.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                              AIM BASIC VALUE FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                  Dear Fellow Shareholder:

                  When we started AIM in 1976, we had only a table, two chairs
  [PHOTO OF       and a telephone. At the time, Bob Graham, Gary Crum and I had
  Charles T.      the idea of creating a mutual fund company that put people
    Bauer,        first. Our slogan, "people are the product," means that
 Chairman of      people--our employees and our investors--are our company.
 the Board of         Almost a quarter-century later, we've grown to more than
   THE FUND       eight million investors, $176 billion in assets under
APPEARS HERE]     management and 53 retail funds. Over that time, the industry as a whole has grown from $51 billion in assets to more
                  than $7 trillion today. I never dreamed we would see such
  [PHOTO OF       phenomenal growth. You are the main reason for our success,
  Robert H.       and I want you to know how much I appreciate your loyalty and
    Graham        trust over the past 24 years.
APPEARS HERE]         Usually in this letter I review market activity during the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective
December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.



                              AIM BASIC VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


AIM BASIC VALUE FUND PERFORMS WELL IN CHALLENGING MARKET

HOW DID AIM BASIC VALUE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000? Despite a market environment characterized by volatility and unpredictable shifts in investor sentiment, AIM Basic Value Fund performed well for its shareholders. For the six months ended June 30, 2000, the fund's Class A shares returned 3.10%, while its Class B and Class C shares each returned 2.80%. These figures are at net asset value, which means they do not include sales charges. The fund outperformed the Lipper Multi-Cap Value Fund Index, which returned -0.77%, and the Russell 1000 Index, which returned 0.78%, during the reporting period.
    Total net assets in the fund have grown significantly, increasing from $136.3 million on December 31, 1999 to $403.7 million on June 30, 2000--an increase of 196%.

HOW DID THE MARKETS AS A WHOLE PERFORM DURING THE FIRST SIX MONTHS OF THE YEAR? U.S. equity markets experienced significant volatility during the first half of 2000, and investors shifted their investment strategies to deal with this volatility, which was most pronounced among formerly high-flying technology stocks, many of which fell sharply in March and April. But many non-technology stocks, particularly those that announced potential earnings shortfalls, were volatile as well during the first half of the year. Indeed, the S&P 500, considered representative of the stock market as a whole, actually declined by 0.43% during the first six months of 2000.
    Except during and immediately after the March/April technology sell-off, many investors continued to shun value stocks. Out of favor in recent years and for much of the reporting period, value stocks' appeal increased as market volatility increased.
    While some investors sought safety by shifting from growth stocks to value stocks, others simply moved to cash--and waited. They waited to see whether the Federal Reserve Board would continue its year-long series of interest-rate increases, waited to see where the economy was headed and waited to evaluate mid-year corporate earnings reports. As they waited, the markets drifted for much of May and June.

HOW DID YOU MANAGE THE FUND'S PORTFOLIO DURING THE FIRST SIX MONTHS OF 2000? Beginning in late 1999, we began to reduce our technology holdings because we considered many tech stocks overvalued, and thus ripe for a correction. While this strategy prevented shareholders from fully benefiting from the surge in technology stocks early in 2000, it helped protect them from significant losses when many tech stocks declined in price in March and April. Despite a strong semiconductor market, we reduced our semiconductor holdings and took our profits.
    We maintained our investments in oil-service stocks because we believed that they would benefit from higher oil prices. Oil prices tripled from early 1999 to early 2000, giving major oil companies a greater incentive to expand production. Our largest drilling and equipment holding, Transocean Sedco Forex, was up significantly during the reporting period.
    We also increased our holdings in retail food chains and diversified financial companies. The fact is that regardless of economic conditions or stock-market performance, people have to eat. Kroger and Albertson's (the nation's largest and second-largest grocery chains, respectively) have grown by acquiring regional grocery chains, and each has non-grocery retail interests.
    During the reporting period, we began buying stock in Freddie Mac, a stockholder-owned corporation chartered by Congress to increase the supply of mortgages available to homebuyers. Freddie Mac purchases

FUND PERFORMANCE

TOTAL RETURNS OF
CLASS A, B & C SHARES VS. INDEXES

For the six months ended 6/30/00,
excluding sales charges
================================================================================
FUND CLASS A SHARES                     3.10%

FUND CLASS B SHARES                     2.80%

FUND CLASS C SHARES                     2.80%

RUSSELL 1000 INDEX                      0.78%

LIPPER MULTI-CAP VALUE FUND INDEX      -0.77%
================================================================================


GROWTH OF NET ASSETS

In millions
================================================================================
12/31/99                               $136.3

6/30/00                                $403.7
================================================================================

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.



          See important fund and index disclosures inside front cover.

                              AIM BASIC VALUE FUND

                    SEMIANNUAL REPORT / MANAGERS' OVERVIEW


mortgages from lenders, packages the mortgages into securities and sells those securities to investors. Private financial institutions are lobbying Congress to place restrictions on the company and eliminate its line of credit from the U.S. Treasury. While that effort has depressed Freddie Mac's stock price, we believe that the company is an attractive investment with good long-term potential.

WHAT ARE SOME HOLDINGS THAT CONTRIBUTED POSITIVELY TO FUND PERFORMANCE?
Holdings that contributed positively to fund performance during the period included:
o Dynegy, a company that markets and trades electricity, natural gas and coal in the United States, Canada and the United Kingdom. The company has partnered with utility companies to sell energy in deregulated retail markets. In April, Dynegy announced that its first-quarter 2000 earnings had more than tripled from year-ago levels.
o Aon, one of the world's leading insurance brokerage and consulting firms. The company's earnings grew by almost 150% from the first quarter of 1999 to the first quarter of 2000, and in April--for the 49th consecutive year--the company increased its quarterly cash dividend. We consider the stock attractive.
o UnitedHealth Group, which, through its five operating segments, offers a variety of health-care plans and services, including HMO, point-of-service and preferred-provider plans. The company has units providing Medicare and Medicaid options to enrollees over 50, managing health plans for large companies and offering specialized care. In the two years we have held the stock, we have nearly tripled our money.

WHAT'S YOUR OUTLOOK FOR THE SECOND HALF OF THE YEAR--AND BEYOND?
We believe that the outlook for AIM Basic Value Fund is exciting. We continue to find good values in virtually every economic sector, and we believe that the appreciation potential of the current portfolio is above average. Recent market volatility reinforces the need for diversification across investment styles, geographic regions, market capitalizations and industry groups. Given the uncertainty that has characterized the markets so far this year, investors would be well-advised to complement their growth holdings with value holdings.
    We believe that eventually the valuations of all companies will be judged on the cash flow produced by their earnings--even companies that today are judged on their revenues. We will continue to use market corrections as opportunities to buy fundamentally sound (but temporarily out-of-favor) companies that we believe will benefit shareholders going forward.

AIM'S APPROACH TO VALUE
As the name implies, value investing typically means shopping for bargains. Many value managers simply buy stocks whose prices have dropped--and then hope for a rebound.

AT AIM, WE TAKE THE PROCESS FURTHER.
Low prices serve as a starting point for researching attractive companies with proven track records. AIM's portfolio managers compare a company's stock price to its calculated intrinsic value, and then analyze the stock's appreciation potential.
    With our value discipline, you may benefit from both the growth in earnings and the temporary discount to fair value. We follow four basic rules for our value discipline:
o   Focusing on individual companies--not industries or sectors
o   Buying stocks selling at a discount to their intrinsic value
o   Reducing reliance on uncertain forecasts of future events
o   Maintaining a strong sell discipline
    AIM's value discipline allows us to invest in attractive companies that aren't priced at a premium. It provides shareholders broad diversification across different industries and sectors.
    Value investing may be appropriate when the broad stock market appears overvalued. This approach also takes advantage of the natural volatility in prices and earnings.


PORTFOLIO COMPOSITION

As of 6/30/00, based on total net assets

=========================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------
 1. UnitedHealth Group Inc.                   3.83%     1. Financial (Diversified)                 8.00%

 2. Waste Management, Inc.                    3.03      2. Oil & Gas (Drilling & Equipment)        7.77

 3. Health Management Associates, Inc.-                 3. Services (Data Processing)              5.42
    Class A                                   2.94

 4. Kroger Co. (The)                          2.77      4. Retail (Food Chains)                    4.96

 5. Freddie Mac                               2.73      5. Insurance (Property-Casualty)           4.28

 6. Transocean Sedco Forex Inc.               2.71      6. Health Care (Managed Care)              3.83

 7. Koninklijke (Royal) Philips Electronics             7. Electrical Equipment                    3.07
    N.V.-ADR (Netherlands)                    2.40

 8. Aon Corp.                                 2.37      8. Manufacturing (Specialized)             3.04

 9. McKesson HBOC, Inc.                       2.31      9. Waste Management                        3.03

10. First Data Corp.                          2.30      10. Health Care (Hospital Management)      2.94

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================


          See important fund and index disclosures inside front cover.

                              AIM BASIC VALUE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


TIME FOR A FINANCIAL TUNE-UP?
GET HELP FROM YOUR FINANCIAL ADVISOR

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1994, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and the Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced an average annual total return of 28.56%, while bonds grew only 7.73% per year on average. As a result, you'd have $175,570 in stock funds and $72,553 in bond funds (a 71/29 allocation) on December 31, 1999. If you wanted to bring your allocation back into balance, you'd need to shift $51,508 from stock to fixed-income funds.

TAX CONSEQUENCES
One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or an IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial advisor should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your advisor as a way to keep an eye on your nest egg.

YOU AND YOUR FINANCIAL ADVISOR
Once a year, you and your financial advisor should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial advisors.

TIME AND MARKETS SHIFT BALANCE

Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $175,570 in stock funds and $72,553 in bond funds, due to the strong performance of the stock market.

================================================================================
                     12/31/94       12/31/99
--------------------------------------------------------------------------------
BOND FUNDS              50%            29%

STOCK FUNDS             50%            71%
================================================================================

*The unmanaged Lehman Aggregate Bond Index represents the performance of corporate debt securities. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.



                              AIM BASIC VALUE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


    A financial advisor can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. An advisor who knows you well and understands your needs can make all the difference in your financial future. He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your advisor needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial advisors take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial advisor:
o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets
    Take along our checklist (right) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial advisor can keep you moving toward your goals, especially when your life circumstances or financial needs change.

CONSULTATION CHECKLIST

WHAT TO BRING:
o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds
o   A list of all your expenses, including likely future expenses
o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:
o   How can I estimate what my goals will cost?
o   How much money do I need to invest, and how often?
o   How many different kinds of investments do I need?
o   How do I determine my risk tolerance?
o   What are the possible risks of the investments you've suggested?
o What effect will these investments have on my taxes? What forms will I need to file?
o   How often do I need to revise my plan?
o   How will I know how my investments are doing?
o   How can I make changes to my plan?
o   What kinds of communication will I get from you?
o   Where can I get more information on what we've talked about?
o   What do I need to do after this meeting?



                          [PHOTO OF WOMAN AND TWO MEN]


                              AIM BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2000
(UNAUDITED)

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-88.02%

AUTO PARTS & EQUIPMENT-0.02%

Visteon Corp.(a)                          5,368   $     65,090
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.25%

FleetBoston Financial Corp.             148,400      5,045,600
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.22%

Bank of America Corp.                   207,899      8,939,657
--------------------------------------------------------------

CHEMICALS-1.64%

Air Products & Chemicals, Inc.          214,500      6,609,281
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.55%

Computer Associates International,
  Inc.                                  176,900      9,055,069
--------------------------------------------------------------
Unisys Corp.(a)                          85,800      1,249,462
--------------------------------------------------------------
                                                    10,304,531
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-2.31%

McKesson HBOC, Inc.                     445,400      9,325,562
--------------------------------------------------------------

ELECTRIC COMPANIES-2.64%

Niagara Mohawk Holdings Inc.(a)         281,100      3,917,831
--------------------------------------------------------------
Northeast Utilities                     126,900      2,760,075
--------------------------------------------------------------
TXU Corp.                               135,200      3,988,400
--------------------------------------------------------------
                                                    10,666,306
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.07%

Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                         203,916      9,686,010
--------------------------------------------------------------
Sony Corp.-ADR (Japan)                   28,600      2,697,337
--------------------------------------------------------------
                                                    12,383,347
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.52%

Kyocera Corp.-ADR (Japan)                12,300      2,113,294
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.52%

Analog Devices, Inc.(a)                  27,600      2,097,600
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.95%

Novellus Systems, Inc.(a)                67,800      3,834,937
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-8.00%

Associates First Capital
  Corp.-Class A                         167,300      3,732,881
--------------------------------------------------------------
Citigroup Inc.                          138,200      8,326,550
--------------------------------------------------------------
Fannie Mae                               25,000      1,304,687
--------------------------------------------------------------
Freddie Mac                             272,100     11,020,050
--------------------------------------------------------------
MGIC Investment Corp.                   174,000      7,917,000
--------------------------------------------------------------
                                                    32,301,168
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DIVERSIFIED)-1.17%

Bristol-Myers Squibb Co.                 36,600   $  2,131,950
--------------------------------------------------------------
Johnson & Johnson                        25,500      2,597,812
--------------------------------------------------------------
                                                     4,729,762
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.29%

Lilly (Eli) & Co.                        21,300      2,127,337
--------------------------------------------------------------
Pharmacia Corp.                          59,713      3,086,416
--------------------------------------------------------------
                                                     5,213,753
--------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-2.94%

Health Management Associates,
  Inc.-Class A(a)                       908,200     11,863,362
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-3.83%

UnitedHealth Group Inc.                 180,100     15,443,575
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.99%

Beckman Coulter, Inc.                   137,900      8,049,912
--------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-
  DURABLES)-0.31%

Procter & Gamble, Co. (The)              21,900      1,253,775
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.99%

UnumProvident Corp.                     200,000      4,012,500
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.49%

American International Group, Inc.       16,700      1,962,250
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-4.28%

Radian Group Inc.                       167,898      8,688,722
--------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)       158,700      8,589,638
--------------------------------------------------------------
                                                    17,278,360
--------------------------------------------------------------

INSURANCE BROKERS-2.37%

Aon Corp.                               308,100      9,570,356
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.26%

Mattel, Inc.                            692,660      9,134,454
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.34%

Minnesota Mining and Manufacturing
  Co.                                    16,500      1,361,250
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-3.04%

Millipore Corp.                          64,700      4,876,763
--------------------------------------------------------------
Parker-Hannifin Corp.                   215,600      7,384,300
--------------------------------------------------------------
                                                    12,261,063
--------------------------------------------------------------

METAL FABRICATORS-1.02%

Kennametal Inc.                         192,700      4,131,006
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
NATURAL GAS-1.90%

Dynegy Inc.-Class A                     112,000   $  7,651,000
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-7.77%

Diamond Offshore Drilling, Inc.         183,400      6,441,925
--------------------------------------------------------------
ENSCO International Inc.                195,600      7,004,925
--------------------------------------------------------------
Schlumberger Ltd.                        93,600      6,984,900
--------------------------------------------------------------
Transocean Sedco Forex Inc.             204,598     10,933,206
--------------------------------------------------------------
                                                    31,364,956
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-0.45%

Exxon Mobil Corp.                        23,053      1,809,661
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.54%

Georgia-Pacific Group                    97,700      2,564,625
--------------------------------------------------------------
International Paper Co.                 122,000      3,637,125
--------------------------------------------------------------
                                                     6,201,750
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.17%

Eastman Kodak Co.                        11,700        696,150
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-0.92%

Starwood Hotels & Resorts
  Worldwide, Inc.                       113,783      3,705,059
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.17%

Sherwin-Williams Co. (The)              222,700      4,718,456
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.20%

Federated Department Stores,
  Inc.(a)                               144,000      4,860,000
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-4.96%

Albertson's, Inc.                       266,200      8,851,150
--------------------------------------------------------------
Kroger Co. (The)(a)                     506,700     11,179,069
--------------------------------------------------------------
                                                    20,030,219
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-2.71%

H&R Block, Inc.                         205,000      6,636,875
--------------------------------------------------------------
IMS Health Inc.                         238,400      4,291,200
--------------------------------------------------------------
                                                    10,928,075
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.36%

SunGard Data Systems Inc.(a)            176,800      5,480,800
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-5.42%

Ceridian Corp.(a)                       291,900      7,023,844
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

Equifax, Inc.                           212,900   $  5,588,625
--------------------------------------------------------------
First Data Corp.                        186,900      9,274,913
--------------------------------------------------------------
                                                    21,887,382
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.64%

Robert Half International Inc.(a)        91,200      2,599,200
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.38%

AT&T Corp.                               29,100        920,288
--------------------------------------------------------------
Sprint Corp. (PCS Group)                 27,400      1,397,400
--------------------------------------------------------------
WorldCom, Inc.(a)                        71,250      3,268,594
--------------------------------------------------------------
                                                     5,586,282
--------------------------------------------------------------

TELEPHONE-1.39%

Bell Atlantic Corp.                      79,500      4,039,594
--------------------------------------------------------------
SBC Communications Inc.                  36,087      1,560,763
--------------------------------------------------------------
                                                     5,600,357
--------------------------------------------------------------

WASTE MANAGEMENT-3.03%

Waste Management, Inc.                  644,267     12,241,073
--------------------------------------------------------------
  Total Common Stocks & Other
    Equity Interests (Cost
    $327,609,242)                                  355,312,171
--------------------------------------------------------------



                                     PRINCIPAL
                                       AMOUNT
U.S. TREASURY SECURITIES-0.28%

U.S. TREASURY BILLS-0.28%

  5.66%, 09/21/00 (Cost
    $1,140,196)(b)                   $1,155,000(c)    1,140,771
--------------------------------------------------------------



                                       SHARES

MONEY MARKET FUNDS-10.78%

STIC Liquid Assets Portfolio(d)      21,747,580     21,747,580
--------------------------------------------------------------
STIC Prime Portfolio(d)              21,747,580     21,747,580
--------------------------------------------------------------
  Total Money Market Funds
    (Cost $43,495,160)                              43,495,160
--------------------------------------------------------------
TOTAL INVESTMENTS-99.08% (Cost
  $372,244,598)                                    399,948,102
--------------------------------------------------------------
OTHER ASSETS LESS
LIABILITIES-0.92%                                    3,710,209
--------------------------------------------------------------
NET ASSETS-100.00%                                $403,658,311
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c)Principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 6.
(d)The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $372,244,598)                              $399,948,102
---------------------------------------------------------
Receivables for:
  Investments sold                              2,494,673
---------------------------------------------------------
  Collateral for securities loaned              1,074,604
---------------------------------------------------------
  Fund shares sold                              3,386,436
---------------------------------------------------------
  Dividends                                       519,074
---------------------------------------------------------
  Variation margin                                138,875
---------------------------------------------------------
Investment for deferred compensation plan          13,868
---------------------------------------------------------
    Total assets                              407,575,632
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           505,260
---------------------------------------------------------
  Collateral upon return of securities
    loaned                                      1,074,604
---------------------------------------------------------
  Fund shares reacquired                        1,330,987
---------------------------------------------------------
  Deferred compensation plan                       13,868
---------------------------------------------------------
Accrued advisory fees                             191,261
---------------------------------------------------------
Accrued administrative services fees                4,099
---------------------------------------------------------
Accrued distribution fees                         298,995
---------------------------------------------------------
Accrued transfer agent fees                        55,104
---------------------------------------------------------
Accrued trustees' fees                              3,308
---------------------------------------------------------
Accrued operating expenses                        439,835
---------------------------------------------------------
    Total liabilities                           3,917,321
---------------------------------------------------------
Net assets applicable to shares outstanding  $403,658,311
=========================================================

NET ASSETS:

Class A                                      $170,276,667
=========================================================
Class B                                      $ 99,303,234
=========================================================
Class C                                      $134,078,410
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         6,927,524
=========================================================
Class B                                         4,158,702
=========================================================
Class C                                         5,614,447
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      24.58
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $24.58 divided
     by 94.50%)                              $      26.01
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      23.88
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      23.88
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
$10,774)                                       $1,807,762
---------------------------------------------------------
Interest                                           11,573
---------------------------------------------------------
Security lending                                    2,736
---------------------------------------------------------
    Total investment income                     1,822,071
---------------------------------------------------------

EXPENSES:

Advisory and administrative fees                  743,365
---------------------------------------------------------
Accounting services fee                            24,863
---------------------------------------------------------
Custodian fees                                     11,386
---------------------------------------------------------
Distribution fees -- Class A                      194,506
---------------------------------------------------------
Distribution fees -- Class B                      355,704
---------------------------------------------------------
Distribution fees -- Class C                      122,062
---------------------------------------------------------
Transfer agent fees                               191,860
---------------------------------------------------------
Trustees' fees                                      5,319
---------------------------------------------------------
Other                                             112,718
---------------------------------------------------------
    Total expenses                              1,761,783
---------------------------------------------------------
Less: Expenses paid indirectly                     (1,506)
---------------------------------------------------------
    Net expenses                                1,760,277
---------------------------------------------------------
Net investment income                              61,794
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS

Net realized gain (loss) from:
  Investment securities                        (4,332,695)
---------------------------------------------------------
  Foreign currencies                               (4,508)
---------------------------------------------------------
  Futures contracts                              (245,548)
---------------------------------------------------------
                                               (4,582,751)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         5,498,923
---------------------------------------------------------
  Futures contracts                              (432,997)
---------------------------------------------------------
                                                5,065,926
---------------------------------------------------------
Net gain on investment securities, foreign
  currencies and futures contracts                483,175
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $  544,969
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2000 and the year ended December 31, 1999 (Unaudited)

                                                                  JUNE 30,      DECEMBER 31,
                                                                    2000            1999
                                                                ------------    ------------

OPERATIONS:

  Net investment income (loss)                                  $     61,794    $    (60,267)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                      (4,582,751)      4,676,639
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                               5,065,926      12,454,526
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations             544,969      17,070,898
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                 --        (256,018)
--------------------------------------------------------------------------------------------
  Class B                                                                 --        (210,328)
--------------------------------------------------------------------------------------------
  Class C                                                                 --         (27,898)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                          --          (7,898)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         97,396,700      53,925,709
--------------------------------------------------------------------------------------------
  Class B                                                         42,219,835      30,620,885
--------------------------------------------------------------------------------------------
  Class C                                                        129,125,652       7,050,778
--------------------------------------------------------------------------------------------
  Advisor Class*                                                  (1,905,460)        591,949
--------------------------------------------------------------------------------------------
    Net increase in net assets                                   267,381,696     108,758,077
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            136,276,615      27,518,538
--------------------------------------------------------------------------------------------
  End of period                                                 $403,658,311    $136,276,615
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $376,697,240    $116,220,386
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                          59,283          (2,511)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and futures contracts            (496,241)      4,086,510
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                             27,398,029      15,972,230
--------------------------------------------------------------------------------------------
                                                                $403,658,311    $136,276,615
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2000
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
    The Fund's investment objective is long-term growth of capital. At a meeting held on March 14, 2000, the Board of Trustees approved a restructuring of the Fund to eliminate the master-feeder structure. The Fund, which had invested substantially all of its investable assets in Value Portfolio (the "Portfolio"), a Delaware business trust, would now invest directly in the securities in which the Portfolio had invested. The restructuring of the Fund was approved by the Shareholders of the Fund at a meeting held on May 31, 2000 and was completed on June 5, 2000.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) on Class A, Class B and Class C to the extent necessary to limit total operating expenses of Class A shares to 1.32%.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2000, AIM was paid $24,863 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended June 30, 2000, AFS was paid $88,642 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $194,506, $355,704 and $122,062, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $146,866 from sales of the Class A shares of the Fund during the six months ended June 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2000, AIM Distributors received $13,240 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2000, the Fund received reductions in custodian fees and in transfer agency fees from AFS (an affiliate of AIM) of $728 and $778, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,506.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
    At June 30, 2000, securities with an aggregate value of $1,053,750 were on loan to brokers. The loans were secured by cash collateral of $1,074,604 received by the Fund. For the six months ended June 30, 2000, the Fund received fees of $2,736 for securities lending.

NOTE 6-FUTURES CONTRACTS

On June 30, 2000, $1,155,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                                                           UNREALIZED
                                                               NO. OF        MONTH/         MARKET        APPRECIATION
                          CONTRACT                            CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
                          --------                            ---------    -----------    -----------    --------------
S&P 500 Index                                                    55        Sep. 00/Buy    $20,186,375      $(305,475)
-----------------------------------------------------------------------------------------------------------------------

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $291,104,619 and $67,195,763, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                                       $ 46,873,612
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                        (19,632,476)
--------------------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                                  $ 27,241,136
==========================================================================
Cost of investments for tax purposes is
  $372,706,966.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                                      JUNE 30,                  DECEMBER 31,
                                                                        2000                        1999
                                                              -------------------------   ------------------------
                                                                SHARES        AMOUNT       SHARES        AMOUNT
                                                              ----------   ------------   ---------   ------------
Sold:
  Class A                                                      4,757,297   $115,472,062   3,261,169   $ 70,510,993
------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,137,452     50,556,330   2,206,406     46,519,183
------------------------------------------------------------------------------------------------------------------
  Class C*                                                     1,174,216     27,864,660     373,145      7,969,386
------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                    594         14,010      55,252      1,198,665
------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                             --             --      10,995        241,403
------------------------------------------------------------------------------------------------------------------
  Class B                                                             --             --       9,168        196,233
------------------------------------------------------------------------------------------------------------------
  Class C*                                                            --             --       1,007         21,568
------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     --             --         355          7,898
------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions***:
  Class A                                                        574,087     14,532,847          --             --
------------------------------------------------------------------------------------------------------------------
  Class B                                                        334,747      8,236,922          --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,239,045    104,299,371          --             --
------------------------------------------------------------------------------------------------------------------
Conversion of Advisor Class shares to Class A shares****:
  Class A                                                         84,298      1,882,374          --             --
------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (83,070)    (1,882,374)         --             --
------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,457,251)   (34,490,583)   (803,521)   (16,826,687)
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (714,499)   (16,573,417)   (792,971)   (16,094,531)
------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (128,884)    (3,038,379)    (44,082)      (940,176)
------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (1,561)       (37,096)    (28,204)      (614,614)
------------------------------------------------------------------------------------------------------------------
                                                              10,916,471   $266,836,727   4,248,719   $ 92,189,321
==================================================================================================================

  * Class C shares commenced sales on May 3, 1999.
 ** Advisor Class share activity for the period January 1, 2000 through February
    11, 2000.
*** AIM Advisor Large Cap Value Fund ("Advisor Large Cap Value Fund") transferred all of its assets to the Fund at the open of business June 19, 2000, pursuant to an Agreement and Plan of Reorganization. The Fund assumed all of the liabilities of the Advisor Large Cap Value Fund. Shareholders of the Advisor Large Cap Value Fund were issued full and fractional shares of the applicable class of the Fund. The reorganization, which was approved by the shareholders of Advisor Large Cap Value Fund on May 31, 2000, was accomplished by an exchange of 5,147,879 shares of the Fund for the 8,552,846 shares then outstanding of the Advisor Large Cap Value Fund. Based on the opinion of the Fund's counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. Advisor Large Cap Value Fund's net assets, including $6,359,873 of unrealized appreciation were combined with the Fund for total net assets after the reorganization of $402,079,642.
****Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                       ------------------------------------------------------------------------
                                                       SIX MONTHS                                            OCTOBER 18, 1995
                                                         ENDED            YEAR ENDED DECEMBER 31,            (DATE OPERATIONS
                                                        JUNE 30,     -----------------------------------      COMMENCED) TO
                                                        2000(a)      1999(a)   1998    1997(a)   1996(a)   DECEMBER 31, 1995(a)
                                                       ----------    -------  ------   -------   -------   --------------------
Net asset value, beginning of period                    $  23.84     $ 18.13  $17.25   $14.65    $12.76           $11.43
----------------------------------------------------    --------     -------  ------   ------    ------           ------
Income from investment operations:
  Net investment income (loss)                              0.04        0.05    0.04     0.09     (0.01)            0.03
----------------------------------------------------    --------     -------  ------   ------    ------           ------
  Net gains on securities (both realized and
    unrealized)                                             0.70        5.75    1.16     3.87      1.94             1.30
----------------------------------------------------    --------     -------  ------   ------    ------           ------
    Total from investment operations                        0.74        5.80    1.20     3.96      1.93             1.33
----------------------------------------------------    --------     -------  ------   ------    ------           ------
Less distributions:
  Dividends from net investment income                        --          --      --    (0.03)       --               --
----------------------------------------------------    --------     -------  ------   ------    ------           ------
  Distributions from net realized gains                       --       (0.09)  (0.32)   (1.33)    (0.04)              --
----------------------------------------------------    --------     -------  ------   ------    ------           ------
    Total distributions                                       --       (0.09)  (0.32)   (1.36)    (0.04)              --
----------------------------------------------------    --------     -------  ------   ------    ------           ------
Net asset value, end of period                          $  24.58     $ 23.84  $18.13   $17.25    $14.65           $12.76
====================================================    ========     =======  ======   ======    ======           ======
Total return(b)                                             3.10%      32.04%   7.02%   27.23%    15.12%           11.64%
====================================================    ========     =======  ======   ======    ======           ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $170,277     $70,791  $9,074   $7,688    $2,529           $  870
====================================================    ========     =======  ======   ======    ======           ======
Ratio of expenses to average net assets:
  With fee waivers                                          1.40%(c)    1.69%   1.74%    2.02%(d)  2.00%            2.00%(d)
----------------------------------------------------    --------     -------  ------   ------    ------           ------
  Without fee waivers                                       1.40%(c)    1.71%   2.11%    3.00%(d)  5.51%           50.54%(d)
====================================================    ========     =======  ======   ======    ======           ======
Ratio of net investment income (loss) to average net
  assets                                                    0.36%(c)    0.23%   0.25%    0.56%    (0.10)%           1.10%(d)
====================================================    ========     =======  ======   ======    ======           ======
Portfolio turnover rate                                       34%         63%    148%      93%      256%              --
====================================================    ========     =======  ======   ======    ======           ======

(a)  Calculated using average shares outstanding during the period.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $111,757,032.
(d)  Annualized.

                                                                                       CLASS B
                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS                                             OCTOBER 18, 1995
                                                        ENDED             YEAR ENDED DECEMBER 31,            (DATE OPERATIONS
                                                       JUNE 30,    --------------------------------------     COMMENCED) TO
                                                       2000(a)     1999(a)    1998     1997(a)    1996(a)  DECEMBER 31, 1995(a)
                                                      ----------   -------   -------   -------    -------  --------------------
Net asset value, beginning of period                   $ 23.23     $ 17.79   $ 17.04   $ 14.54    $12.75           $11.43
----------------------------------------------------   -------     -------   -------   -------    ------           ------
Income from investment operations:
  Net investment income (loss)                           (0.03)      (0.09)    (0.08)    (0.01)    (0.10)            0.01
----------------------------------------------------   -------     -------   -------   -------    ------           ------
  Net gains on securities (both realized and
    unrealized)                                           0.68        5.62      1.15      3.83      1.93             1.31
----------------------------------------------------   -------     -------   -------   -------    ------           ------
    Total from investment operations                      0.65        5.53      1.07      3.82      1.83             1.32
----------------------------------------------------   -------     -------   -------   -------    ------           ------
Less distributions from net realized gains                  --       (0.09)    (0.32)    (1.32)    (0.04)              --
----------------------------------------------------   -------     -------   -------   -------    ------           ------
Net asset value, end of period                         $ 23.88     $ 23.23   $ 17.79   $ 17.04    $14.54           $12.75
====================================================   =======     =======   =======   =======    ======           ======
Total return(b)                                           2.80%      31.13%     6.34%    26.44%    14.35%           11.55%
====================================================   =======     =======   =======   =======    ======           ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $99,303     $55,785   $17,406   $16,717    $5,503           $1,254
====================================================   =======     =======   =======   =======    ======           ======
Ratio of expenses to average net assets:
  With fee waivers                                        2.05%(c)    2.34%     2.39%     2.67%(d)  2.65%            2.65%(d)
----------------------------------------------------   -------     -------   -------   -------    ------           ------
  Without fee waivers                                     2.05%(c)    2.36%     2.76%     3.65%(d)  6.16%           51.19%(d)
====================================================   =======     =======   =======   =======    ======           ======
Ratio of net investment income (loss) to average net
  assets                                                 (0.29)%(c)  (0.42)%   (0.40)%   (0.09)%   (0.75)%           0.45%(d)
====================================================   =======     =======   =======   =======    ======           ======
Portfolio turnover rate                                     34%         63%      148%       93%      256%              --
====================================================   =======     =======   =======   =======    ======           ======

(a)  Calculated using average shares outstanding during the period.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $71,531,564.
(d)  Annualized.

                                                                           CLASS C
                                                              ---------------------------------
                                                              SIX MONTHS       MAY 3, 1999
                                                                ENDED          (DATE SALES
                                                               JUNE 30,       COMMENCED) TO
                                                               2000(a)     DECEMBER 31, 1999(a)
                                                              ----------   --------------------
Net asset value, beginning of period                           $  23.23           $21.07
-----------------------------------------------------------    --------           ------
Income from investment operations:
  Net investment income (loss)                                    (0.03)           (0.06)
-----------------------------------------------------------    --------           ------
  Net gains on securities (both realized and unrealized)           0.68             2.31
-----------------------------------------------------------    --------           ------
    Total from investment operations                               0.65             2.25
-----------------------------------------------------------    --------           ------
Less distributions from net realized gains                           --            (0.09)
-----------------------------------------------------------    --------           ------
Net asset value, end of period                                 $  23.88           $23.23
===========================================================    ========           ======
Total return(b)                                                    2.80%           10.72%
===========================================================    ========           ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $134,078           $7,669
===========================================================    ========           ======
Ratio of expenses to average net assets:
  With fee waivers                                                 2.05%(c)         2.34%(d)
-----------------------------------------------------------    --------           ------
  Without fee waivers                                              2.05%(c)         2.36%(d)
===========================================================    ========           ======
Ratio of net investment income (loss) to average net assets       (0.29)(c)        (0.42)(d)
===========================================================    ========           ======
Portfolio turnover rate                                              34%              63%
===========================================================    ========           ======

(a)  Calculated using average shares outstanding during the period.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $24,546,590.
(d)  Annualized.

                                                                                     ADVISOR CLASS
                                                       --------------------------------------------------------------------------
                                                        JANUARY 1,
                                                           2000                                                OCTOBER 18, 1995
                                                            TO              YEAR ENDED DECEMBER 31,            (DATE OPERATIONS
                                                       FEBRUARY 11,   -------------------------------------     COMMENCED) TO
                                                         2000(a)      1999(a)    1998    1997(a)    1996(a)  DECEMBER 31, 1995(a)
                                                       ------------   -------   ------   -------    -------  --------------------
Net asset value, beginning of period                      $24.18      $18.33    $17.37   $14.72     $12.77          $11.43
----------------------------------------------------      ------      ------    ------   ------     ------          ------
Income from investment operations:
  Net investment income                                     0.03        0.12      0.07     0.15       0.03            0.04
----------------------------------------------------      ------      ------    ------   ------     ------          ------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (1.55)       5.82      1.21     3.91       1.96            1.30
----------------------------------------------------      ------      ------    ------   ------     ------          ------
    Total from investment operations                       (1.52)       5.94      1.28     4.06       1.99            1.34
----------------------------------------------------      ------      ------    ------   ------     ------          ------
Less distributions:
  Dividends from net investment income                        --          --        --    (0.07)        --              --
----------------------------------------------------      ------      ------    ------   ------     ------          ------
  Distributions from net realized gains                       --       (0.09)    (0.32)   (1.34)     (0.04)             --
----------------------------------------------------      ------      ------    ------   ------     ------          ------
    Total distributions                                       --       (0.09)    (0.32)   (1.41)     (0.04)             --
----------------------------------------------------      ------      ------    ------   ------     ------          ------
Net asset value, end of period                            $22.66      $24.18    $18.33   $17.37     $14.72          $12.77
====================================================      ======      ======    ======   ======     ======          ======
Total return(b)                                            (6.29)%     32.45%     7.43%   27.78%     15.58%          11.72%
====================================================      ======      ======    ======   ======     ======          ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      --      $2,032    $1,038   $  439     $  191          $   81
====================================================      ======      ======    ======   ======     ======          ======
Ratio of expenses to average net assets:
  With fee waivers                                          1.05%(c)    1.34%     1.39%    1.67%(d)   1.65%           1.65%(d)
----------------------------------------------------      ------      ------    ------   ------     ------          ------
  Without fee waivers                                       1.05%(c)    1.36%     1.76%    2.65%(d)   5.16%          50.19%(d)
====================================================      ======      ======    ======   ======     ======          ======
Ratio of net investment income to average net assets        0.71%(c)    0.58%     0.60%    0.91%      0.25%           1.45%(d)
====================================================      ======      ======    ======   ======     ======          ======
Portfolio turnover rate                                       34%         63%      148%      93%       256%             --
====================================================      ======      ======    ======   ======     ======          ======

(a)  Calculated using average shares outstanding during the period.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $2,007,009.
(d)  Annualized.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Basic Value Fund (the "Fund"), an investment portfolio of AIM Growth Series, a Delaware business trust (the "Trust"), was held on May 31, 2000. The meeting was held for the following purposes:

(1) To approve a new Investment Advisory Agreement for the Fund.

(2) To approve changing the fundamental investment restrictions of the Fund.

(3) To approve changing the investment objective of the Fund so that it is non-fundamental.

(4) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

                                                                        VOTES      VOTES     WITHHELD/
        MATTER                                                           FOR      AGAINST   ABSTENTIONS
        ------                                                        ---------   -------   -----------
(1)     Approval of Investment Advisory Agreement...................  2,931,856   50,840     1,183,065*
(2)(a)  Modification of Fundamental Restriction on Portfolio
        Diversification.............................................  2,888,388   74,888     1,202,485*
(2)(b)  Modification of Fundamental Restriction on Issuing Senior
        Securities and Borrowing Money..............................  2,866,773   90,052     1,208,936*
(2)(c)  Modification of Fundamental Restriction on Underwriting
        Securities..................................................  2,875,545   82,015     1,208,201*
(2)(d)  Modification of Fundamental Restriction on Industry
        Concentration...............................................  2,886,428   77,216     1,202,117*
(2)(e)  Modification of Fundamental Restriction on Real Estate
        Investments.................................................  2,874,891   90,444     1,200,426*
(2)(f)  Modification of Fundamental Restriction on Purchasing or
        Selling Commodities.........................................  2,875,271   89,049     1,201,441*
(2)(g)  Modification of Fundamental Restriction on Making Loans.....  2,867,523   92,264     1,205,974*
(2)(h)  Modification of Fundamental Restriction on Investment in
        Investment Companies........................................  2,879,328   80,618     1,205,815*
(3)     Approval of Changing the Investment Objective of the Fund so
        that it is Non-Fundamental..................................  2,868,856   93,713     1,203,192*
(4)     Ratification of the selection of PricewaterhouseCoopers LLP
        as Independent Public Accountants of the Fund...............  3,992,547   26,776       146,438

----------

* Includes Broker Non-Votes

BOARD OF TRUSTEES                               OFFICERS                                      OFFICE OF THE FUND
C. Derek Anderson                               Robert H. Graham                              11 Greenway Plaza
Senior Managing Partner,                        Chairman and President                        Suite 100
Plantagenet Capital                                                                           Houston, TX 77046
Management, LLC (an investment                  Dana R. Sutton
partnership); Chief Executive Officer,          Vice President and Treasurer                  INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                    Samuel D. Sirko                               A I M Advisors, Inc.
                                                Vice President and Secretary                  11 Greenway Plaza
Frank S. Bayley                                                                               Suite 100
Partner, law firm of                            Melville B. Cox                               Houston, TX 77046
Baker & McKenzie                                Vice President
                                                                                              TRANSFER AGENT
Robert H. Graham                                Gary T. Crum
Director, President and                         Vice President                                A I M Fund Services, Inc.
Chief Executive Officer,                                                                      P.O. Box 4739
A I M Management Group Inc.                     Carol F. Relihan                              Houston, TX 77210-4739
                                                Vice President
Ruth H. Quigley                                                                               CUSTODIAN
Private Investor                                Mary J. Benson
                                                Assistant Vice President and                  State Street Bank and Trust Company
                                                Assistant Treasurer                           225 Franklin Street
                                                                                              Boston, MA 02110
                                                Sheri Morris
                                                Assistant Vice President and                  COUNSEL TO THE FUND
                                                Assistant Treasurer
                                                                                              Kirkpatrick & Lockhart LLP
                                                Nancy L. Martin                               1800 Massachusetts Avenue, N.W.
                                                Assistant Secretary                           Washington, D.C. 20036-1800

                                                Ofelia M. Mayo                                COUNSEL TO THE TRUSTEES
                                                Assistant Secretary
                                                                                              Paul, Hastings, Janofsky & Walker LLP
                                                Kathleen J. Pflueger                          Twenty Third Floor
                                                Assistant Secretary                           555 South Flower Street
                                                                                              Los Angeles, CA 90071

                                                                                              DISTRIBUTOR

                                                                                              A I M Distributors, Inc.
                                                                                              11 Greenway Plaza
                                                                                              Suite 100
                                                                                              Houston, TX 77046

REQUIRED FEDERAL INCOME TAX INFORMATION FOR FORMER SHAREHOLDERS OF AIM ADVISOR LARGE CAP VALUE FUND (UNAUDITED)

The former shareholders of AIM Advisor Large Cap Value Fund Class A, B and C shares received ordinary dividends in the amount of $0.5395, $0.5395 and $0.5395 per share, respectively, during the Fund's tax year ended June 18, 2000. Of this amount, 30.11% is eligible for the dividends received deduction for corporations.

AIM Advisor Large Cap Value Fund also distributed long-term capital gains of $42,291,310 for the Fund's tax year ended June 18, 2000 of which 100% is 20% rate gain.

                     -------------------------------------

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                               AIM INVESTOR LINE,

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                            YIELD AND TOTAL RETURN ON

                            ALL AIM FUNDS 24 HOURS A

                           DAY. YOU CAN ALSO ORDER A

                           YEAR-TO-DATE STATEMENT OF

                                 YOUR ACCOUNT.

                     -------------------------------------

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    at your request.

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    or exchange shares of AIM funds in your AIM account simply by visiting our
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    403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly
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    on a regular schedule.

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    a variety of investment plans, including Traditional IRAs, Roth IRAs and
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o   E-MAIL ACCESS. You can contact us at general@aimfunds.com for general
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    youraccount@aimfunds.com.

o WWW.AIMFUNDS.COM. Our award-winning Web site provides account information, shareholder education and fund-performance information.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

                                            INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
       MORE AGGRESSIVE                               MORE AGGRESSIVE                      leadership in the mutual fund industry
AIM Small Cap Opportunities(1)              AIM Latin American Growth                     since 1976 and managed approximately
AIM Mid Cap Opportunities(2)                AIM Developing Markets                        $176 billion in assets for more than 8
AIM Large Cap Opportunities                 AIM Asian Growth                              million shareholders, including
AIM Emerging Growth                         AIM Japan Growth                              individual investors, corporate clients
AIM Small Cap Growth(3)                     AIM European Development                      and financial institutions, as of
AIM Aggressive Growth                       AIM Euroland Growth(5)                        June 30, 2000.
AIM Mid Cap Growth                          AIM Global Aggressive Growth                      The AIM Family of Funds--Registered
AIM Capital Development                     AIM International Equity                      Trademark-- is distributed nationwide,
AIM Constellation(4)                        AIM Advisor International Value               and AIM today is the eighth-largest
AIM Dent Demographic Trends                 AIM Global Trends(6)                          mutual fund complex in the United States
AIM Select Growth                           AIM Global Growth                             in assets under management, according to
AIM Mid Cap Equity                                                                        Strategic Insight, an independent mutual
AIM Large Cap Growth                                MORE CONSERVATIVE                     fund monitor.
AIM Weingarten                                                                                AIM is a subsidiary of AMVESCAP PLC,
AIM Charter                                 SECTOR EQUITY FUNDS                           one of the world's largest independent
AIM Value                                           MORE AGGRESSIVE                       financial services companies with $389
AIM Blue Chip                               AIM Global Telecommunications and Technology  billion in assets under management as of
AIM Basic Value                             AIM Global Resources                          June 30, 2000.
AIM Large Cap Basic Value                   AIM Global Financial Services
AIM Balanced                                AIM Global Health Care
AIM Advisor Flex                            AIM Global Consumer Products and Services
                                            AIM Global Infrastructure
       MORE CONSERVATIVE                    AIM Advisor Real Estate
                                            AIM Global Utilities

                                                          MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                  TAX-FREE FIXED-INCOME FUNDS
       MORE AGGRESSIVE                              MORE AGGRESSIVE
AIM Strategic Income                        AIM High Income Municipal
AIM High Yield II                           AIM Tax-Exempt Bond of Connecticut
AIM High Yield                              AIM Municipal Bond
AIM Income                                  AIM Tax-Free Intermediate
AIM Global Income                           AIM Tax-Exempt Cash
AIM Floating Rate(7)
AIM Intermediate Government                         MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Europe Growth Fund was renamed AIM Euroland Growth Fund Sept. 1, 1999.
(6) AIM Global Trends Fund was restructured to operate as a traditional mutual fund Aug. 27, 1999. Previously, the fund operated as a fund of funds. (7) AIM Floating Rate Fund was restructured to offer multiple share classes March 31, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       BVA-SAR-1



A I M Distributors, Inc.